CHANGE IN TERMS AGREEMENT

Summit COMMUNITY BANK
A division of Burke & Herbert Bank & Trust Company

310 North Main Street Moorefield, WV 26836
Phone number: (877) 776-9722

LOAN NUMBER	ORIGINAL PRINCIPAL BALANCE	ORIGINAL AGREEMENT DATE	EFFECTIVE DATE
8110561	$5,000,000.00	October 1, 2023	October 1, 2024
DESCRIPTION OF THE EXISTING DEBT			
Loan #8110561			

BORROWER INFORMATION

SMITH-MIDLAND CORPORATION
5119 CATLETT ROAD
MIDLAND, VA 22728

AGREEMENT. "Agreement" means this Change in Terms Agreement.

EXISTING DEBT. "Existing Debt" means the indebtedness evidenced by an instrument executed on October 1, 2023 in the original principal amount of $5,000,000.00 with a remaining balance due of $0.00 and a maturity date of October 1, 2023.

LENDER. "Lender" means BURKE & HERBERT BANK & TRUST COMPANY whose address is 224 South Main Street, Harrisonburg, Virginia 22801, its successors and assigns.

TERMS AND PROVISIONS. In consideration of the terms and provisions contained in this Agreement and in the instrument(s) evidencing the Existing Debt and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the undersigned, the terms of the instrument(s) evidencing the Existing Debt are modified effective October 1, 2024, as follows: EXTENSION OF MATURITY DATE: The maturity date of the Existing Debt is hereby extended to January 1, 2025 (the "Maturity Date"), and the liens, security interests, assignments and other rights evidenced by the Loan Documents are hereby renewed and extended to secure payment of the Existing Debt as extended hereby. Without limiting the foregoing, the term "Maturity Date" as used in the Note, Loan Agreement and other Loan Documents are likewise amended to mean and refer to January 1, 2025.

RATIFICATION AND CONTINUED VALIDITY. Except for the terms expressly modified by this Agreement, the undersigned hereby acknowledge they are still bound by the terms of the instruments and prior modifications, extensions, and supplements evidencing the Existing Debt as if they were fully set forth and repeated in this Agreement and that those terms will continue to bind the parties as provided in this Agreement and those instruments and agreements as set forth therein. Consent to this Agreement does not waive the right to strictly enforce any rights under this Agreement or the instruments or agreements evidencing the Existing Debt. Consent to this Agreement does not require any party to enter into another agreement like this one in the future. This Agreement shall not be construed as a novation or extinguishment of the Existing Debt, but a restatement of the Existing Debt with modifications.

OTHER RESPONSIBLE PARTIES. Any parties liable for the Existing Debt, including without limitation, cosigners, guarantors, and hypothecators, are not relieved of any obligation except as expressly relieved in this Agreement or any other writing. The liability of any party who signed the instruments evidencing the Existing Debt, whether primary or secondary, continues in full force and effect, even if that party does not sign this Agreement.

HEADINGS The headings are for the general convenience of the parties in identifying subject matter. The headings have no limiting effect on the text that follows any particular heading.

SINGULAR AND PLURAL TERMS. All words in the singular shall include the plural and the plural shall include the singular.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

ADDITIONAL PROVISIONS. Waived Modification Fee. See attached amortization schedule for an illustration of how this Agreement will affect your payment of the Existing Debt, including the amount of your final payment on the Maturity Date. The amortization schedule assumes that you will pay all of your scheduled monthly payments in full on the date due. If your monthly payments are less than the amount due or are paid after the date due, you will incur greater interest charges on the Existing Debt. The amortization schedule is not part of this Agreement.

© 2004-2024 Compliance Systems, LLC b3cdfe43-e6a944fa - 2022.16.36.3

By signing this Agreement, each Borrower acknowledges reading, understanding, and agreeing to all its provisions, and receiving a copy.

SMITH-MIDLAND CORPORATION

11/7/24

By: ASHLEY B SMITH Date

Its: President/CEO

By signing this Agreement, Lender acknowledges reading, understanding, and agreeing to all its provisions.

BURKE & HERBERT BANK & TRUST COMPANY

11/7/24

By: Garth Kunkle Date

Its: SVP, Commercial Lending